UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2012

Date of reporting period:	December 1, 2011 — May 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Semiannual report 5|31|12

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New York
Tax Exempt
Income Fund

Semiannual report
5 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Investments in a single state carry risks of vulnerability to common economic forces and other factors affecting the state’s tax-exempt investments, which may result in greater losses and volatility. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Interest-rate risk is generally greater for longer-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Since the fund invests in tax-exempt bonds, which, to be treated as tax exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide continue to be buffeted by headwinds out of Europe and evidence of a slowing global economy. The coming election in the United States has added to uncertainty around important economic issues at the federal and state levels. It is prudent to expect this volatility to stay with us as policymakers around the world work out solutions to debt issues and pave the way to sustained economic growth.

Long-term investors should also understand that Putnam’s experienced investment team is trained to uncover opportunities in precisely this type of environment, while actively seeking to guard against downside risk. As always, it is wise to rely on the expertise and insights of your financial advisor, someone who can help you maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of tax-free income for New York investors

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam New York Tax Exempt Income Fund seeks to capitalize on investment opportunities in New York by investing in bonds across a range of sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by the resources of Putnam’s fixed-income organization and by its analysts’ ongoing, rigorous research. Once a bond has been purchased, the managers continue to monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2012.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

How would you describe the environment in the municipal bond market during the semiannual period ended May 31, 2012?

The past six months marked another solid period for municipal bonds. While this recent period was a volatile one for other asset classes, municipal bonds recorded comparatively steady gains, fueled in part by their attractive yields versus certain taxable bonds, particularly Treasuries. We continued to see a healthy demand from investors as well.

In addition, January and February tend to be light issuance months on a seasonal basis, and although the issuance in the first quarter of 2012 was higher than it was one year ago, the new issue rate remains below the longer-term average for this time of year. Positive municipal bond market technicals have been supportive of municipal bond prices so far in 2012.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark, although it trailed the average return of its Lipper peer group.

In 2011, defaults in the municipal bond market rose markedly versus 2010, although they remained low overall. What contributed to that increase?

Prior to the fourth quarter of 2011, defaults in the municipal bond market had been

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

trending lower since 2009, with the majority of defaults that did occur stemming from lower-rated or unrated securities, often in more speculative real-estate-backed sectors of the market.

Late in 2011, however, we saw a significant increase in the default rate, driven in part by two high-profile events. The first was the bankruptcy filing of American Airlines. With about $3.2 billion of par-value bonds in the municipal market, that event had a significant effect on default levels. The second was a default by Jefferson County, Alabama, a county whose fiscal struggles had captured headlines for a number of years. The county’s bonds had been trading at distressed levels for some time, and their eventual default in 2011 was well anticipated by the market. Overall, the default rate remained relatively low for all of last year, finishing well below 1%. Looking ahead, we believe defaults will continue to be in line with historical averages. That said, we believe it’s likely that certain cities or counties will continue to capture headlines in 2012, as a number of municipalities work to find their fiscal footing.

What effect have recent policy developments had on the tax-exempt bond market?

There continues to be a lot of discussion about tax reform. For example, in President Obama’s fiscal 2013 budget proposal, individuals and married couples earning more than $200,000 and $250,000, respectively, would only be able to exclude from federal taxes 28 cents of every dollar of municipal bond income earned. Meanwhile, Republicans in general and presumptive presidential nominee Mitt Romney in particular have been calling for a flatter rate on a broader tax base. Income tax rates are only one factor among many that affect the tax-exempt bond market, including the prevailing interest-rate

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any accrued interest, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

environment, the strength of the equity markets, and the tax picture more broadly. We believe there will be a much broader discussion on tax reform in 2013.

However, in our view, there are a number of issues that likely will need to be addressed even before then, and it remains to be seen whether Congress will act on the debt ceiling, the alternative minimum tax, and the Bush-era tax cuts, which are slated to expire at the end of the year. We’re monitoring the situation closely.

How did you position the portfolio during the past six months?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many states were significant, we were confident that conditions would improve as long as the broad economy did not stall.

Against this backdrop, we believed that essential service revenue bonds continued to be attractive, while we remained highly selective regarding the fund’s positioning in local general obligation bonds [G.O.s], which are securities issued at the city or county level. We believe that as the federal government looks to reduce transfer payments to the states — and as states, including New York, seek in turn to close their deficits by reducing spending — these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation

Credit qualities are shown as a percentage of portfolio market value as of 5/31/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held an overweight position in A-rated and Ba-rated securities versus the fund’s benchmark. In terms of sectors, relative to the benchmark index, we favored higher education, utility, and health-care bonds, particularly those of larger, higher-quality hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during the past six months.

What is your outlook for the months ahead?

Technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand. That said, we believe that uncertainty remains. We believe that New York and other states will continue to face financial challenges as the economy struggles to find its footing. For the most part, however, we believe that the fiscal conditions of states and municipalities are showing signs of improvement: Tax receipts are beginning to improve, albeit slowly, and we believe defaults will remain relatively low. We remain focused on the economy and Congress’s plans to reduce the deficit. Higher federal income tax rates, a change in the tax status of municipal bonds, and significant cuts in state funding all would have consequences for the municipal bond market, in our view. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt income in the municipal bond market.

Thank you, Thalia, for bringing us up to date.

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Risk-averse investors around the world are stampeding into government bonds, driving yields to record lows. In the United States, the rate on a 10-year U.S. Treasury note recently dipped to levels not seen since 1945. Several factors have driven the prices of U.S. Treasuries higher and their yields lower, including concerns about a U.S. economic slowdown, Europe’s dire economic situation, and the decelerating economies of China and India. In early June, the 10-year Treasury note yield fell to 1.54%, below the prior low of 1.55%, which was reached just after World War II. Meanwhile, municipal bond yields have also declined, but not as significantly as Treasuries. As a result, municipal bonds potentially offer a greater income opportunity than Treasuries in today’s record-low interest-rate environment.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	7.00%	6.85%	6.23%	6.23%	6.13%	6.13%	6.60%	6.48%	7.03%

10 years	59.33	52.80	49.60	49.60	46.97	46.97	54.55	49.46	60.84
Annual average	4.77	4.33	4.11	4.11	3.93	3.93	4.45	4.10	4.87

5 years	28.91	23.70	24.75	22.75	23.74	23.74	26.89	22.72	30.08
Annual average	5.21	4.35	4.52	4.18	4.35	4.35	4.88	4.18	5.40

3 years	24.53	19.41	22.04	19.04	21.46	21.46	23.30	19.27	25.19
Annual average	7.59	6.09	6.86	5.98	6.70	6.70	7.23	6.05	7.78

1 year	11.07	6.60	10.39	5.39	10.07	9.07	10.62	7.04	11.33

6 months	6.25	1.97	5.94	0.93	5.73	4.73	6.11	2.62	6.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Fund price and distribution information For the six-month period ended 5/31/12

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.170869		$0.143172	$0.136530	$0.158548		$0.180520

Capital gains [2]	—		—	—	—		—

Total	$0.170869		$0.143172	$0.136530	$0.158548		$0.180520

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/11	$8.54	$8.90	$8.52	$8.54	$8.54	$8.83	$8.54

5/31/12	8.90	9.27	8.88	8.89	8.90	9.20	8.90

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.70%	3.55%	3.08%	2.92%	3.42%	3.31%	3.91%

Taxable equivalent 4(a)	6.24	5.99	5.20	4.93	5.77	5.58	6.60

Taxable equivalent 4(b)	6.52	6.26	5.43	5.15	6.03	5.83	6.89

Current 30-day SEC yield [5]	N/A	2.38	1.85	1.71	N/A	2.13	2.69

Taxable equivalent 4(a)	N/A	4.02	3.12	2.89	N/A	3.59	4.54

Taxable equivalent 4(b)	N/A	4.19	3.26	3.01	N/A	3.75	4.74

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 40.73% combined federal income tax and New York state 2012 personal income tax or (b) maximum 43.25% combined federal, New York state, and New York City 2012 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Comparative index returns For periods ended 5/31/12

	Barclays Municipal	Lipper New York Municipal Debt
	Bond Index	Funds category average*

Annual average (life of fund)	7.51%	6.86%

10 years	69.22	57.00
Annual average	5.40	4.60

5 years	32.99	25.61
Annual average	5.87	4.65

3 years	23.62	24.95
Annual average	7.32	7.67

1 year	10.40	11.05

6 months	5.75	6.66

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/12, there were 99, 98, 83, 76, 67, and 3 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.97%	6.82%	6.20%	6.20%	6.11%	6.11%	6.58%	6.46%	7.01%

10 years	57.10	50.76	47.58	47.58	45.10	45.10	52.46	47.61	58.61
Annual average	4.62	4.19	3.97	3.97	3.79	3.79	4.31	3.97	4.72

5 years	29.15	24.05	25.26	23.26	24.14	24.14	27.43	23.22	30.33
Annual average	5.25	4.40	4.61	4.27	4.42	4.42	4.97	4.26	5.44

3 years	25.27	20.26	23.08	20.08	22.37	22.37	24.36	20.25	26.11
Annual average	7.80	6.34	7.17	6.29	6.96	6.96	7.54	6.34	8.04

1 year	10.38	5.95	9.84	4.84	9.52	8.52	10.20	6.63	10.64

6 months	4.27	0.14	4.07	–0.93	4.01	3.01	4.24	0.89	4.40

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/11	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month period
ended 5/31/12	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2011, to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.87	$7.10	$7.87	$5.31	$2.73

Ending value (after expenses)	$1,062.50	$1,059.40	$1,057.30	$1,061.10	$1,063.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2012, use the following calculation method. To find the value of your investment on December 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.79	$6.96	$7.72	$5.20	$2.68

Ending value (after expenses)	$1,021.25	$1,018.10	$1,017.35	$1,019.85	$1,022.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2012, Putnam employees had approximately $326,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 5/31/12 (Unaudited)

Key to holding’s abbreviations	FRN Floating Rate Notes: the rate shown is the current
AGM Assured Guaranty Municipal Corporation	interest rate at the close of the reporting period
AGO Assured Guaranty, Ltd.	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.
Cmnwlth. of PR Gtd. Commonwealth of	Radian Insd. Radian Group Insured
Puerto Rico Guaranteed	SGI Syncora Guarantee, Inc.
COP Certificates of Participation	VRDN Variable Rate Demand Notes, which are
FGIC Financial Guaranty Insurance Company	floating-rate securities with long-term maturities,
FHA Insd. Federal Housing Administration Insured	that carry coupons that reset every one or seven
days. The rate shown is the current interest rate at the
close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.8%)*	Rating**	Principal amount	Value

California (0.6%)
CA State G.O. Bonds
5 1/4s, 4/1/35	A1	$3,000,000	$3,358,890
5s, 4/1/42	A1	4,000,000	4,298,480

			7,657,370
Guam (0.7%)
Territory of GU, Rev. Bonds (Section 30), Ser. A,
Guam Govt., 5 5/8s, 12/1/29	BBB–	3,850,000	4,127,816

Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. A, 5s, 1/1/31	A	1,000,000	1,095,510

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B	500,000	542,600

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	Ba2	2,100,000	2,137,359

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5 1/2s, 10/1/40	BBB	1,300,000	1,341,028

			9,244,313
New York (87.9%)
Albany, Cap. Resource Corp. Rev. Bonds (St.
Peter’s Hosp.), 6 1/4s, 11/15/38	BBB+	4,110,000	4,896,942

Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Charitable Leadership), Ser. A, 6s,
7/1/19 (In default) †	D/P	2,963,976	1,771,005
(Albany College of Pharmacy), Ser. A,
5 5/8s, 12/1/34	BBB–	700,000	718,676
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27	BBB+	1,000,000	1,106,170
(St. Peter’s Hosp.), Ser. D, 5 3/8s, 11/15/32	BBB+	4,205,000	4,570,961
(Albany College of Pharmacy), Ser. A,
5 3/8s, 12/1/24	BBB–	1,800,000	1,855,062
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/32	BBB+	2,100,000	2,269,890
(St. Peters Hosp.), Ser. E, 5 1/4s, 11/15/32	BBB+	1,000,000	1,080,900
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/27	BBB+	3,000,000	3,281,460
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	3,000,000	3,149,040

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	2,000,000	2,232,480

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

New York cont.
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	$715,000	$748,920

Canton, Cap. Resource Corp., Student Hsg. Fac.
Rev. Bonds (Grasse River — SUNY Canton), Ser. A,
AGM, 5s, 5/1/40	Aa3	1,000,000	1,045,770

Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
(Dunkirk Pwr.), 5 7/8s, 4/1/42	BB+	4,000,000	4,407,000

Chemung Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Arnot Ogden Med. Ctr.)
5s, 11/1/34	A–	1,300,000	1,329,354
Ser. A, 5s, 11/1/29	A–	3,250,000	3,327,415

Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Anderson Ctr. Svcs., Inc.), 6s, 10/1/30	BB+	3,815,000	4,021,353

Erie Cnty., Indl. Dev. Agcy. School Fac. Rev.
Bonds (City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	Aa3	5,000,000	5,874,900
5 3/4s, 5/1/25	Aa3	10,330,000	12,193,429

Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl.
Paper Co.), Ser. A, 6.15s, 4/1/21	BBB	1,065,000	1,066,448

Geneva, Indl. Dev. Agcy. Rev. Bonds (Hobart &
William Smith), Ser. A, 5 3/8s, 2/1/33	A	4,500,000	4,628,250

Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5 3/4s, 7/1/39	BBB+	2,500,000	2,725,325
(Adelphi U.), Ser. B, 5 1/4s, 2/1/39	A	1,500,000	1,616,715
(Adelphi U.), Ser. B, 5s, 2/1/34	A	3,000,000	3,193,470
(Hofstra U.), 5s, 7/1/28	A	650,000	720,415

Hempstead, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Adelphi U.), 5s, 10/1/35	A	1,500,000	1,549,455

Hudson Yards, Infrastructure Corp. Rev. Bonds, Ser. A
5 3/4s, 2/15/47	A2	3,000,000	3,470,400
AMBAC, 5s, 2/15/47	A2	2,500,000	2,602,625

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/29	B+/P	1,250,000	1,250,263

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5 1/2s, 10/1/37	A1	4,010,000	4,699,640

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, 6s, 5/1/33	A3	3,500,000	4,179,315
Ser. A, 5 1/8s, 9/1/29	A3	5,000,000	5,010,700
Ser. C, 5s, 9/1/35	A3	2,380,000	2,519,373
Ser. A, AMBAC, 5s, 9/1/29	A3	7,500,000	7,920,600
AGM, zero %, 6/1/28	Aa3	2,510,000	1,518,023

Madison Cnty., Indl. Dev. Agcy. Rev. Bonds
(Colgate U.), Ser. A, 5s, 7/1/23	AA	5,090,000	5,259,904

Metro. Trans. Auth. Rev. Bonds
Ser. C, 5s, 11/15/41	A2	6,000,000	6,659,520
Ser. A, 5s, 11/15/37	A2	15,000,000	15,976,200
Ser. D-1, 5s, 11/1/28	A2	2,500,000	2,885,950
Ser. D-1, 5s, 11/1/27	A2	2,500,000	2,917,225
Ser. A, FGIC, NATL, 5s, 11/15/26	A2	5,000,000	5,549,150
Ser. A, 5s, 11/15/22	A2	6,000,000	6,712,920

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

New York cont.
Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5 1/2s, 11/15/39	AA	$9,000,000	$9,975,510
Ser. A, AGM, 5 1/4s, 11/15/24	AA	3,000,000	3,065,490
Ser. B, NATL, 5s, 11/15/25	AA	2,600,000	2,906,592
Ser. B, NATL, 5s, 11/15/24	AA	3,000,000	3,370,020

Metro. Trans. Auth. Svc. Contract Rev. Bonds
(Trans. Fac.), Ser. O
5 3/4s, 7/1/13 (Escrowed to maturity)	AA+	2,325,000	2,355,527
5 1/2s, 7/1/17 (Escrowed to maturity)	AA+	24,345,000	29,122,463

Monroe Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Highland Hosp. Rochester), 5s, 8/1/25	A2	495,000	514,874

Nassau Cnty., G.O. Bonds, Ser. A, FGIC, NATL,
6s, 7/1/13	A1	1,000,000	1,056,180

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (Inst.
of Tech.), Ser. A, 4 3/4s, 3/1/26	BBB+	1,710,000	1,821,492

Nassau Cnty., Tobacco Settlement Corp. Rev.
Bonds, Ser. A-2, 5 1/4s, 6/1/26	B–	6,640,000	6,090,474

Niagara Area Dev. Corp. Rev. Bonds (Niagara U.),
Ser. A
5s, 5/1/42	BBB+	1,000,000	1,067,590
5s, 5/1/35	BBB+	500,000	538,000
5s, 5/1/30	BBB+	1,000,000	1,088,770

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put
Bonds (7/9/12), Ser. D, 5.55s, 11/15/24	Baa2	3,000,000	3,030,090

Niagara Falls, City School Dist. COP (High School
Fac.), AGM
5s, 6/15/28	Aa3	1,490,000	1,562,846
5s, 6/15/23	Aa3	3,965,000	4,189,300

NY City, G.O. Bonds
Ser. F, 5s, 8/1/31	Aa2	9,000,000	10,457,910
Ser. C, AGM, 5s, 1/1/23	Aa2	10,000,000	11,403,100
Ser. N, 5s, 8/1/20	Aa2	1,000,000	1,123,270
Ser. M, 5s, 4/1/20	Aa2	6,775,000	7,523,163
Ser. I-1, 5s, 4/1/19	Aa2	1,215,000	1,393,836

NY City, Rev. Bonds, Ser. I, 5s, 8/1/31	Aa2	1,335,000	1,560,829

NY City, City Muni. Fin. Auth. Rev. Bonds
(Wtr. & Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AAA	5,815,000	6,478,957

NY City, City Transitional Fin. Auth. Rev. Bonds
(Bldg. Aid Fiscal 2008), Ser. S-1, 5s, 1/15/29	Aa3	5,000,000	5,592,150
Ser. E, 5s, 2/1/28	Aaa	8,885,000	9,121,874
(Bldg. Aid Fiscal 2008), Ser. S-1, 5s, 1/15/25	Aa3	3,000,000	3,398,700

NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3, 0.18s, 11/1/22	VMIG1	1,305,000	1,305,000
(NYC Recovery), Ser. 3, 0.19s, 11/1/22	VMIG1	4,245,000	4,245,000
(New York City Recovery), Ser. 1-1C,
0.19s, 11/1/22	VMIG1	6,000,000	6,000,000
(NYC Recovery), Ser. 3, 0.17s, 11/1/22	VMIG1	7,520,000	7,520,000

NY City, Cultural Resource Rev. Bonds (Museum
of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	3,900,260

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Cultural Resource VRDN (Alvin Ailey
Dance Foundation), 0.21s, 7/1/33	VMIG1	$1,000,000	$1,000,000

NY City, Hsg. Dev. Corp. Rev. Bonds
(Multi-Fam. Hsg.), Ser. A-1-A, 5.45s, 11/1/46	Aa2	2,670,000	2,730,662
(Multi-Fam. Hsg.), Ser. H-2-A, 5.35s, 5/1/41	Aa2	1,200,000	1,228,020
(Multi-Fam. Hsg.), Ser. H-2-A, 5.2s, 11/1/35	Aa2	1,675,000	1,714,296
Ser. H-2-A, 4.4s, 5/1/31	Aa2	4,000,000	4,136,960

NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B–/P	2,600,000	2,612,090
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	Aa3	1,000,000	1,178,180
(Brooklyn Navy Yard Cogen. Partners),
6.2s, 10/1/22	B1	2,000,000	1,869,620
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	B1	2,190,000	1,870,632
(Queens Baseball Stadium — Pilot), AMBAC,
5s, 1/1/24	Ba1	3,500,000	3,616,760

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(United Jewish Appeal), Ser. A, 5 1/4s, 7/1/23	Aa1	2,545,000	2,720,096
(St. Francis College), 5s, 10/1/34	A–	1,000,000	1,025,260
(Horace Mann School), NATL, 5s, 7/1/28	Baa2	7,000,000	7,005,950

NY City, Indl. Dev. Agcy. Civic Fac. VRDN
(CASA), 0.19s, 3/1/20	A-1	1,155,000	1,155,000
(American Civil Liberties Impt.), 0.19s, 6/1/35	VMIG1	2,925,000	2,925,000

NY City, Indl. Dev. Agcy. Special Arpt. Fac.
Rev. Bonds
(Airis JFK I LLC), Ser. A, 6s, 7/1/27	BBB–	8,190,000	8,189,591
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	3,700,000	3,521,697

NY City, Indl. Dev. Agcy. Special Fac. FRN
(Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	4,500,000	4,914,990

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB–	2,050,000	1,885,898

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. EE, 5 1/4s, 6/15/40	AA+	10,000,000	11,274,300
(Second Generation Resolution), Ser. GG-1,
5 1/4s, 6/15/32	AA+	6,000,000	6,907,080
Ser. GG, 5s, 6/15/43	AA+	9,760,000	10,860,830
Ser. D, 5s, 6/15/37	AAA	6,000,000	6,594,960
Ser. AA, 5s, 6/15/34	AA+	5,000,000	5,726,100

NY City, Transitional Fin. Auth. Rev. Bonds
Ser. E-1, 5s, 2/1/42	AAA	7,500,000	8,460,600
(Future Tax), Ser. D-1, 5s, 11/1/32	AAA	5,000,000	5,787,450
Ser. E-1, 5s, 2/1/26	AAA	2,000,000	2,411,260

NY City, Transitional Fin. Auth. Bldg. Aid
Rev. Bonds
Ser. S-1, FGIC, NATL, 5s, 7/15/31	Aa3	10,500,000	11,492,460
Ser. S-5, 5s, 1/15/30	Aa3	3,375,000	3,835,451

NY City, Trust for Cultural Resources Rev. Bonds
(Whitney Museum of American Art), 5s, 7/1/31	A	2,000,000	2,197,160

NY Cntys., Tobacco Trust II Rev. Bonds
(Tobacco Settlement), 5 3/4s, 6/1/43	Baa2	7,000,000	5,725,650

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

New York cont.
NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	A3	$1,300,000	$1,303,562

NY Cntys., Tobacco Trust IV Rev. Bonds, Ser. A,
5s, 6/1/38	BB	7,250,000	5,690,380

NY Liberty Dev. Corp. Rev. Bonds (Bank of America
Tower), Ser. CL1, 5 5/8s, 1/15/46	AA	2,000,000	2,256,100

NY State Rev. Bonds (Homeowner Mtge.), Ser. 156,
5.2s, 10/1/28	Aa1	2,490,000	2,648,165

NY State Dorm. Auth. Rev. Bonds
(NYU Hosp. Ctr.), Ser. A, 6s, 7/1/40	A3	1,500,000	1,732,020
(State U. Edl. Fac.), Ser. A, AGM, 5 7/8s, 5/15/17	Aa3	8,950,000	10,546,770
(Brooklyn Law School), 5 3/4s, 7/1/33	Baa1	1,000,000	1,112,700
(Winthrop Nassau U.), 5 3/4s, 7/1/28	Baa1	3,250,000	3,314,155
(Schools PG — Issue 2), Ser. E, AMBAC,
5 3/4s, 7/1/19	A/P	1,220,000	1,224,880
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	10,000,000	11,810,600
(City U.), Ser. A, 5 5/8s, 7/1/16	Aa3	10,000,000	11,335,400
(Skidmore College), Ser. A, 5 1/2s, 7/1/41	A1	3,000,000	3,395,550
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	11,092,500
(North Shore Long Island Jewish Group), Ser. A,
5 1/2s, 5/1/37	A3	11,500,000	12,997,530
(Fordham U.), Ser. A, 5 1/2s, 7/1/36	A2	1,800,000	2,040,300
(North Shore Long Island Jewish Group), Ser. E,
5 1/2s, 5/1/33	A3	2,000,000	2,263,080
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	1,600,000	1,623,712
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	4,509,575
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	2,750,000	2,802,635
(St. Joseph College), 5 1/4s, 7/1/35	Baa1	2,000,000	2,178,160
(Manhattan Marymount), 5 1/4s, 7/1/29	Baa2	2,000,000	2,131,060
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	A1	4,300,000	5,139,016
(Highland Hosp. Rochester), 5.2s, 7/1/32	A2	1,000,000	1,067,130
(Mount Sinai School of Medicine), 5 1/8s, 7/1/39	A3	15,000,000	16,164,150
(Siena College), 5 1/8s, 7/1/39	A3	6,000,000	6,461,820
(School Dist. Fin. Program), Ser. C, AGO,
5 1/8s, 10/1/36	Aa3	3,380,000	3,695,354
(St. Francis College), 5s, 10/1/40	A–	3,000,000	3,154,020
(Yeshiva U.), 5s, 9/1/38	AA–	2,500,000	2,673,475
(Mental Hlth.), Ser. E, NATL, 5s, 2/15/35	Aa3	2,510,000	2,632,262
(L I Jewish), Ser. A, 5s, 11/1/34	A3	1,800,000	1,912,320
(Memorial Sloan-Kettering Ctr.), Ser. 1, 5s,
7/1/34 (Prerefunded 7/1/13)	Aa2	5,000,000	5,253,600
(Rochester U.), Ser. A, 5s, 7/1/34	Aa3	6,000,000	6,185,520
(St. Francis College), 5s, 10/1/32	A–	2,360,000	2,602,797
(School Dist. Fin. Program), Ser. C, AGO,
5s, 10/1/31	Aa3	2,000,000	2,198,980
(Yeshiva U.), AMBAC, 5s, 7/1/30	A2	190,000	190,310
(Mental Hlth. Svcs. Fac. Impt.), Ser. B, AMBAC,
5s, 2/15/30	AA–	9,665,000	10,243,740
(Montefiore Hosp.), FGIC, FHA Insd., NATL,
5s, 8/1/29	BBB	9,510,000	9,939,662

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(NYU), Ser. A, FGIC, NATL, 5s, 7/1/29	Aa3	$6,705,000	$7,046,888
(Yeshiva U.), AMBAC, 5s, 7/1/26	A2	170,000	170,440
Ser. A, NATL, 5s, 10/1/25	Aa3	750,000	815,745
(Columbia U.), Ser. B, 5s, 7/1/24	Aaa	2,000,000	2,007,040
(Columbia U.), Ser. B, 5s, 7/1/23	Aaa	2,000,000	2,007,040
(Columbia U.), Ser. B, 5s, 7/1/22	Aaa	3,000,000	3,010,560
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	7,240,739
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/20	A3	4,000,000	4,410,920

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	11,000,000	11,842,160
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24	A3	3,725,000	4,125,773
(Teachers College), 5s, 7/1/42	A1	6,475,000	7,188,739
(Memorial Sloan-Kettering Cancer Ctr.), 5s, 7/1/41	Aa2	2,000,000	2,233,560
(Memorial Sloan-Kettering Cancer Ctr.), 5s, 7/1/36	Aa2	1,125,000	1,256,378
(Memorial Sloan-Kettering Ctr.), Ser. A1,
5s, 7/1/36	Aa2	5,690,000	6,195,329
(Teachers College), 5s, 7/1/34	A1	2,750,000	3,112,505
(Memorial Sloan-Kettering Cancer Ctr.), 5s, 7/1/32	Aa2	1,500,000	1,721,070
(NYU), Ser. A, AMBAC, 5s, 7/1/32	Aa3	3,000,000	3,308,520
(U. of Rochester), Ser. A-1, 5s, 7/1/32	Aa3	8,000,000	8,621,920
(Teachers College), Ser. A, 5s, 7/1/31	A1	1,750,000	2,011,223
(The New School), 5s, 7/1/31	A3	5,000,000	5,496,950
(NYU), Ser. B, 5s, 7/1/29	Aa3	6,530,000	7,227,012
(U. of Rochester), Ser. A-1, 5s, 7/1/27	Aa3	1,900,000	2,068,815
(Columbia U.), Ser. C, 5s, 7/1/26	Aaa	6,980,000	8,139,099
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26	A3	1,000,000	1,081,690
(Teachers College), Ser. A, 5s, 7/1/26	A1	1,000,000	1,174,630
(St. Johns U.), Ser. A, NATL, 5s, 7/1/23	A3	3,935,000	4,412,788
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22	A3	1,000,000	1,113,340

NY State Dorm. Auth. Personal Income Tax
Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	5,000,000	5,918,150
Ser. A, 5s, 3/15/28	AAA	10,000,000	11,795,200
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,839,145

NY State Dorm. Auth. State Supported Debt
Rev. Bonds
(2007-2 Mental), Ser. D, AGM, 5 1/4s, 8/15/30	Aa3	520,000	521,264
(City U.), Ser. B, 5s, 7/1/26	AA–	5,000,000	5,557,100
(State U. Dorm Fac.), Ser. E, 5s, 7/1/23	Aa2	3,000,000	3,420,060

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	12,400,000	12,428,644

NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aaa	10,000,000	11,504,700
(State Clean Wtr. & Drinking Revolving Fund),
Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,922,350
Ser. A, 5s, 6/15/28	Aaa	3,095,000	3,780,573
(State Clean Wtr. & Drinking Revolving Fund),
Ser. C, 5s, 10/15/26	Aaa	5,000,000	5,749,700
(United Wtr. New Rochelle), Ser. A, 4 7/8s, 9/1/40	A–	5,000,000	5,179,800

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Env. Fac. Corp. Poll. Control Rev. Bonds
(State Wtr. Revolving Fund), Ser. A,
7 1/2s, 6/15/12	Aaa	$10,000	$10,020

NY State Env. Fac. Corp. State Clean Wtr. &
Drinking Rev. Bonds
Ser. C, 5s, 10/15/35	Aaa	5,000,000	5,465,650
(NYC Muni. Wtr. Fin.), 5s, 6/15/29	Aaa	13,590,000	14,593,078

NY State Hsg. Fin. Agcy. Rev. Bonds
(Affordable Hsg.)
Ser. A, 5s, 11/1/42	Aa2	4,660,000	4,838,804
Ser. B, 4.85s, 11/1/41	Aa2	2,600,000	2,770,872

NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5s, 3/15/44	Baa2	1,000,000	1,059,430
(7 World Trade Ctr.), Ser. 2, 5s, 9/15/43	A2	4,000,000	4,354,640
(1 WTC Port Auth. Construction), 5s, 12/15/41	Aa2	10,000,000	11,103,600
(4 World Trade Ctr.), 5s, 11/15/31	A+	2,500,000	2,763,300

NY State Pwr. Auth. Rev. Bonds, Ser. A,
5s, 11/15/38	Aa2	2,000,000	2,284,400

NY State Thruway Auth. Rev. Bonds
Ser. F, AMBAC, 5s, 1/1/30	A1	11,740,000	12,732,500
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/28	AA	3,000,000	3,381,720
Ser. H, FGIC, NATL, 5s, 1/1/28	A1	1,235,000	1,381,693
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/27	AA	4,000,000	4,528,800
(Second Generation Hwy. & Bridge Trust Fund),
Ser. A, 5s, 4/1/25	AA	4,000,000	4,441,880
(Gen. Hwy. & Bridge Trust Fund), Ser. A, NATL,
5s, 4/1/22	Aa2	2,000,000	2,139,560

NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA–	9,500,000	10,952,740
(Clarkson Ctr.), 5 1/2s, 1/1/20	Aa3	1,685,000	2,022,034
(Clarkson Ctr.), 5 1/2s, 1/1/15	Aa3	2,110,000	2,215,753
(Syracuse U.), 5 1/2s, 1/1/15	Aa3	1,265,000	1,331,666
Ser. B-1, 5s, 3/15/36	AAA	9,000,000	10,090,260
Ser. A-1, FGIC, NATL, 5s, 3/15/29	AAA	6,565,000	6,878,873
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,883,500
Ser. B, 5s, 1/1/27	AA–	7,000,000	7,726,740

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,000,000	1,000,350

Onodaga Cnty., Trust For Cultural Resources Rev.
Bonds (Syracuse U.), 5s, 12/1/36	Aa3	2,000,000	2,262,880

Onondaga Civic Dev. Corp. Rev. Bonds (Le Moyne
College), 5 3/8s, 7/1/40	Baa2	3,900,000	4,186,026

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C
7s, 8/1/31	B/P	3,200,000	3,041,408
7s, 8/1/21	B/P	2,300,000	2,293,560

Port Auth. NY & NJ Rev. Bonds
Ser. 124, 5s, 8/1/31	Aa2	1,000,000	1,001,650
FGIC, NATL, 4 3/4s, 10/15/28	Aa2	7,000,000	7,423,080

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

New York cont.
Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	$3,100,000	$3,090,762
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	3,500,000	3,978,065

Port Auth. of NY & NJ Rev. Bonds, 5s, 7/15/30	Aa2	3,000,000	3,558,240

Rensselaer, City School Dist. COP, SGI
5s, 6/1/21	A–/P	2,010,000	2,058,843
5s, 6/1/20	A–/P	1,150,000	1,183,891
5s, 6/1/19	A–/P	1,345,000	1,398,652
5s, 6/1/18	A–/P	1,180,000	1,236,841

Sales Tax Asset Receivable Corp. Rev. Bonds,
Ser. A, NATL
5s, 10/15/26	AAA	7,000,000	7,632,730
5s, 10/15/25	AAA	16,425,000	17,913,762

Saratoga Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Saratoga Hosp.), Ser. B, 5 1/4s, 12/1/32	BBB+	1,500,000	1,587,795
(The Saratoga Hosp.), Ser. A, Radian Insd.,
5 1/8s, 12/1/33	BBB+	3,090,000	3,135,269
(Saratoga Hosp.), Ser. B, 5 1/8s, 12/1/27	BBB+	1,000,000	1,073,790

Schenectady Cnty., Cap. Resource Corp. Rev. Bonds
(Union College), 5s, 7/1/32	A1	3,430,000	3,922,994

Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (NY Chiropractic College), 5s, 10/1/27	BBB	1,995,000	2,110,251

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (10/1/13) (IESI Corp.),
6 5/8s, 10/1/35	BB–	2,000,000	2,021,160

St. Lawrence Cnty., Indl. Agcy. Rev. Bonds
(Clarkson U.), Ser. A, 5 1/4s, 9/1/33	A3	1,050,000	1,183,844

St. Lawrence Cnty., Indl. Dev. Agcy. Rev. Bonds
(Clarkson U.), Ser. A, 5s, 9/1/41	A3	1,750,000	1,894,305

Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds
(Peconic Landing Southold), 6s, 12/1/40	BBB-/F	1,225,000	1,345,295

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Nissequogue Cogen. Partners Fac.),
5 1/2s, 1/1/23	BB+/P	2,000,000	2,000,280

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B-/P	440,000	440,475
(Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30	B-/P	2,050,000	2,051,681
(Inst. of Tech.), 5s, 3/1/26	BBB+	3,300,000	3,404,511

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s Ferry)
5s, 11/1/15	BBB–	975,000	1,068,785
4 5/8s, 11/1/16	BBB–	1,000,000	1,093,790

Syracuse, Indl. Dev. Agcy. Rev. Bonds
(1st Mtge. — Jewish Home), Ser. A
7 3/8s, 3/1/31	B+/P	2,800,000	2,734,396
7 3/8s, 3/1/21	B+/P	745,000	746,274

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

New York cont.
Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN
(Syracuse U.)
Ser. A-2, 0.19s, 12/1/37	VMIG1	$8,060,000	$8,060,000
Ser. A-1, 0.19s, 7/1/37	VMIG1	6,540,000	6,540,000

Tobacco Settlement Rev. Bonds, Ser. 1, 5s, 6/1/34	B	3,500,000	2,662,590

Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-1, 5 1/2s, 6/1/18	Aa3	70,000	70,267

Tompkins Cnty., Dev. Corp. Rev. Bonds
(Ithaca College), AGM, 5 3/8s, 7/1/41	Aa3	1,000,000	1,113,510

Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. C, 5s, 11/15/29	Aa3	5,000,000	5,720,500
AMBAC, 5s, 11/15/28	A1	13,000,000	13,714,870
Ser. A, 5s, 11/15/23	Aa3	1,000,000	1,133,340

Troy, Cap. Res. Corp. Rev. Bonds
(Rensselaer Polytechnic), Ser. A, 5 1/8s, 9/1/40	A3	7,500,000	8,136,150

Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
Ser. C-2, 6 1/8s, 11/1/37	A3	3,385,000	3,909,743

Westchester Cnty., Indl Dev. Agcy. Civic Fac.
Rev. Bonds (Guiding Eyes for the Blind),
5 3/8s, 8/1/24	BBB+	965,000	1,007,354

Westchester, Tobacco Asset Securitization Corp.
Rev. Bonds, 5 1/8s, 6/1/38	BBB	5,060,000	4,270,438

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A,
7 1/8s, 7/1/31	B	2,000,000	2,000,260
(Sarah Lawrence College), Ser. A, 6s, 6/1/41	BBB	2,500,000	2,805,450

			1,084,218,052
Puerto Rico (8.1%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds, 5 1/2s, 5/15/39	Baa3	3,750,000	3,749,888

Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	Baa1	4,750,000	5,470,148
Ser. A, 5 1/4s, 7/1/34	Baa1	1,000,000	1,041,460

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa2	13,500,000	14,365,890
6s, 7/1/38	Baa2	3,750,000	4,008,863

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. XX, 5 1/4s, 7/1/40	Baa1	3,000,000	3,107,640
Ser. A, 5s, 7/1/42	Baa1	5,000,000	5,067,000

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. AA, NATL, 5 1/2s, 7/1/20 (Escrowed
to maturity)	A3	635,000	832,491
Ser. AA, NATL, 5 1/2s, 7/1/20	A3	365,000	410,205
Ser. AA, NATL, 5 1/2s, 7/1/19 (Escrowed
to maturity)	A3	2,460,000	3,182,871
Ser. AA, NATL, 5 1/2s, 7/1/19	A3	540,000	615,103
Ser. AA-2, 5.3s, 7/1/35	A3	1,750,000	1,820,980
Ser. AA, 5s, 7/1/35	BBB+	2,105,000	2,122,619

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Ba1	$6,250,000	$6,252,188

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/25	Baa1	2,225,000	2,473,288

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Rev. Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/23	Baa1	3,000,000	3,362,190

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. M, Cmnwlth. of PR Gtd.,
6 1/4s, 7/1/23	Baa1	3,425,000	3,998,448
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 1/8s, 7/1/23	Baa1	6,500,000	7,591,610
Ser. Q, Cmnwlth. of PR Gtd., 5 5/8s, 7/1/39	Baa1	3,000,000	3,185,610
(Govt. Fac.), Ser. N, Cmnwlth. of PR Gtd.,
5 1/2s, 7/1/20	Baa1	2,250,000	2,450,880

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A1	8,000,000	9,045,040
Ser. C, 5 1/4s, 8/1/41	A1	4,500,000	4,803,975
Ser. A, AMBAC, zero %, 8/1/47	Aa2	20,000,000	2,782,400
Ser. A, NATL, zero %, 8/1/43	Aa2	8,000,000	1,405,680
Ser. A, zero %, 8/1/31	A1	8,500,000	3,114,825
Ser. A, zero %, 8/1/30	A1	8,500,000	3,323,330

			99,584,622
Texas (0.8%)
U. of Houston Rev. Bonds, Ser. A, 5s, 2/15/31	Aa2	8,050,000	9,273,761

			9,273,761
Virgin Islands (0.7%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	3,000,000	3,329,160
Ser. A-1, 5s, 10/1/39	Baa2	3,325,000	3,408,757
Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,152,011

			8,889,928

TOTAL INVESTMENTS

Total investments (cost $1,128,335,068)			$1,218,868,046

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2011 through May 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,233,830,373.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	17.8%
Utilities	14.8
Health care	11.3
State government	11.2
Land	11.1

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,218,868,046	$—

Totals by level	$—	$1,218,868,046	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,128,335,068)	$1,218,868,046

Cash	2,628

Interest and other receivables	17,277,213

Receivable for shares of the fund sold	3,105,183

Receivable for investments sold	270,000

Total assets	1,239,523,070

LIABILITIES

Distributions payable to shareholders	1,056,525

Payable for investments purchased	1,546,811

Payable for shares of the fund repurchased	1,693,086

Payable for compensation of Manager (Note 2)	463,272

Payable for investor servicing fees (Note 2)	96,005

Payable for custodian fees (Note 2)	3,555

Payable for Trustee compensation and expenses (Note 2)	277,832

Payable for administrative services (Note 2)	5,126

Payable for distribution fees (Note 2)	475,836

Other accrued expenses	74,649

Total liabilities	5,692,697

Net assets	$1,233,830,373

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,149,528,478

Undistributed net investment income (Note 1)	1,712,108

Accumulated net realized loss on investments (Note 1)	(7,943,191)

Net unrealized appreciation of investments	90,532,978

Total — Representing net assets applicable to capital shares outstanding	$1,233,830,373

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,147,694,126 divided by 129,022,920 shares)	$8.90

Offering price per class A share (100/96.00 of $8.90)*	$9.27

Net asset value and offering price per class B share ($13,448,339 divided by 1,514,718 shares)**	$8.88

Net asset value and offering price per class C share ($58,458,861 divided by 6,574,301 shares)**	$8.89

Net asset value and redemption price per class M share ($1,528,138 divided by 171,682 shares)	$8.90

Offering price per class M share (100/96.75 of $8.90)†	$9.20

Net asset value, offering price and redemption price per class Y share
($12,700,909 divided by 1,427,648 shares)	$8.90

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/12 (Unaudited)

INTEREST INCOME	$28,143,607

EXPENSES

Compensation of Manager (Note 2)	2,665,906

Investor servicing fees (Note 2)	290,938

Custodian fees (Note 2)	6,971

Trustee compensation and expenses (Note 2)	53,308

Administrative services (Note 2)	20,413

Distribution fees — Class A (Note 2)	1,230,755

Distribution fees — Class B (Note 2)	56,069

Distribution fees — Class C (Note 2)	263,016

Distribution fees — Class M (Note 2)	3,727

Other	126,235

Total expenses	4,717,338

Expense reduction (Note 2)	(3,165)

Net expenses	4,714,173

Net investment income	23,429,434

Net realized gain on investments (Notes 1 and 3)	4,214,043

Net unrealized appreciation of investments during the period	43,570,361

Net gain on investments	47,784,404

Net increase in net assets resulting from operations	$71,213,838

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/12*	Year ended 11/30/11

Operations:
Net investment income	$23,429,434	$47,116,598

Net realized gain on investments	4,214,043	136,762

Net unrealized appreciation of investments	43,570,361	10,227,938

Net increase in net assets resulting from operations	71,213,838	57,481,298

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(38,950)

Class B	—	(549)

Class C	—	(1,675)

Class M	—	(59)

Class Y	—	(196)

From tax-exempt net investment income
Class A	(21,753,613)	(44,464,950)

Class B	(214,713)	(467,647)

Class C	(813,586)	(1,561,356)

Class M	(26,863)	(57,835)

Class Y	(224,067)	(310,464)

Increase in capital from settlement payments (Note 5)	—	1,115

Increase (decrease) from capital share transactions (Note 4)	34,034,533	(35,092,175)

Total increase (decrease) in net assets	82,215,529	(24,513,443)

NET ASSETS

Beginning of period	1,151,614,844	1,176,128,287

End of period (including undistributed net investment
income of $1,712,108 and $1,315,516, respectively)	$1,233,830,373	$1,151,614,844

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	turnover (%)

Class A
May 31, 2012 **	$8.54	.17	.36	.53	(.17)	—	(.17)	—	—	$8.90	6.25 *	$1,147,694	.37 *	1.98 *	7 *
November 30, 2011	8.44	.35	.10	.45	(.35)	—	(.35)	—	— [c,d]	8.54	5.55	1,081,992.75		4.25	6
November 30, 2010	8.36	.36	.08	.44	(.36)	—	(.36)	— [d]	—	8.44	5.27	1,105,169	.75 [e]	4.18 [e]	6
November 30, 2009	7.60	.35	.77	1.12	(.36)	—	(.36)	— [d]	—	8.36	14.96	1,051,532	.80 [e]	4.35 [e]	18
November 30, 2008	8.53	.36	(.93)	(.57)	(.36)	— [d]	(.36)	— [d]	—	7.60	(6.85)	977,845.80		4.31	31
November 30, 2007	8.73	.36	(.19)	.17	(.36)	(.01)	(.37)	— [d]	—	8.53	2.15	1,078,570.80		4.23	18

Class B
May 31, 2012 **	$8.52	.15	.35	.50	(.14)	—	(.14)	—	—	$8.88	5.94 *	$13,448	.69 *	1.66 *	7 *
November 30, 2011	8.43	.30	.09	.39	(.30)	—	(.30)	—	— [c,d]	8.52	4.75	12,561	1.38	3.63	6
November 30, 2010	8.35	.30	.08	.38	(.30)	—	(.30)	— [d]	—	8.43	4.61	16,090	1.38 [e]	3.57 [e]	6
November 30, 2009	7.59	.30	.76	1.06	(.30)	—	(.30)	— [d]	—	8.35	14.26	22,589	1.44 [e]	3.74 [e]	18
November 30, 2008	8.52	.30	(.92)	(.62)	(.31)	— [d]	(.31)	— [d]	—	7.59	(7.46)	30,751	1.44	3.66	31
November 30, 2007	8.72	.31	(.19)	.12	(.31)	(.01)	(.32)	— [d]	—	8.52	1.51	45,515	1.44	3.60	18

Class C
May 31, 2012 **	$8.54	.14	.35	.49	(.14)	—	(.14)	—	—	$8.89	5.73 *	$58,459	.76 *	1.58 *	7 *
November 30, 2011	8.44	.29	.10	.39	(.29)	—	(.29)	—	— [c,d]	8.54	4.75	47,182	1.53	3.47	6
November 30, 2010	8.36	.29	.08	.37	(.29)	—	(.29)	— [d]	—	8.44	4.45	47,564	1.53 [e]	3.39 [e]	6
November 30, 2009	7.60	.28	.77	1.05	(.29)	—	(.29)	— [d]	—	8.36	14.08	36,839	1.59 [e]	3.55 [e]	18
November 30, 2008	8.53	.29	(.92)	(.63)	(.30)	— [d]	(.30)	— [d]	—	7.60	(7.60)	28,618	1.59	3.52	31
November 30, 2007	8.73	.29	(.18)	.11	(.30)	(.01)	(.31)	— [d]	—	8.53	1.30	13,735	1.59	3.43	18

Class M
May 31, 2012 **	$8.54	.16	.36	.52	(.16)	—	(.16)	—	—	$8.90	6.11 *	$1,528	.51 *	1.84 *	7 *
November 30, 2011	8.45	.33	.09	.42	(.33)	—	(.33)	—	— [c,d]	8.54	5.14	1,435	1.03	3.97	6
November 30, 2010	8.37	.33	.08	.41	(.33)	—	(.33)	— [d]	—	8.45	4.96	1,694	1.03 [e]	3.91 [e]	6
November 30, 2009	7.60	.32	.78	1.10	(.33)	—	(.33)	— [d]	—	8.37	14.77	1,875	1.09 [e]	4.06 [e]	18
November 30, 2008	8.54	.33	(.93)	(.60)	(.34)	— [d]	(.34)	— [d]	—	7.60	(7.23)	1,719	1.09	4.01	31
November 30, 2007	8.74	.34	(.19)	.15	(.34)	(.01)	(.35)	— [d]	—	8.54	1.86	2,272	1.09	3.94	18

Class Y
May 31, 2012 **	$8.54	.18	.36	.54	(.18)	—	(.18)	—	—	$8.90	6.37 *	$12,701	.26 *	2.08 *	7 *
November 30, 2011	8.45	.37	.09	.46	(.37)	—	(.37)	—	— [c,d]	8.54	5.66	8,444.53		4.45	6
November 30, 2010	8.36	.37	.10	.47	(.38)	—	(.38)	— [d]	—	8.45	5.65	5,613	.53 [e]	4.38 [e]	6
November 30, 2009	7.60	.36	.77	1.13	(.37)	—	(.37)	— [d]	—	8.36	15.20	3,083	.59 [e]	4.49 [e]	18
November 30, 2008†	8.51	.34	(.90)	(.56)	(.35)	—	(.35)	— [d]	—	7.60	(6.82) *	888	.54 *	4.37 *	31

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to November 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 5).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2010	<0.01%

November 30, 2009	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from December 1, 2011 through May 31, 2012.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment grade in quality, and have intermediate- to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2011, the fund had a capital loss carryover of $9,356,479 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$26,847	$—	$26,847	November 30, 2014

7,807,550	—	7,807,550	November 30, 2016

1,012,732	—	1,012,732	November 30, 2017

509,350	—	509,350	November 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,129,435,376, resulting in gross unrealized appreciation and depreciation of $96,143,117 and $6,710,447, respectively, or net unrealized appreciation of $89,432,670.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,165 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $922, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $91,972 and $77 from the sale of class A and class M shares, respectively, and received $6,795 and $272 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $123,038,395 and $78,866,930, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/12		Year ended 11/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	8,302,549	$73,023,098	9,798,283	$82,142,578

Shares issued in connection with
reinvestment of distributions	1,771,996	15,613,700	3,770,180	31,444,220

	10,074,545	88,636,798	13,568,463	113,586,798

Shares repurchased	(7,756,649)	(68,067,872)	(17,747,975)	(146,743,288)

Net increase (decrease)	2,317,896	$20,568,926	(4,179,512)	$(33,156,490)

	Six months ended 5/31/12		Year ended 11/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	214,649	$1,882,252	319,505	$2,676,387

Shares issued in connection with
reinvestment of distributions	17,437	153,333	40,325	335,324

	232,086	2,035,585	359,830	3,011,711

Shares repurchased	(191,103)	(1,676,593)	(795,185)	(6,559,248)

Net increase (decrease)	40,983	$358,992	(435,355)	$(3,547,537)

	Six months ended 5/31/12		Year ended 11/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,258,642	$11,083,324	1,091,249	$9,129,537

Shares issued in connection with
reinvestment of distributions	72,869	641,855	144,193	1,202,093

	1,331,511	11,725,179	1,235,442	10,331,630

Shares repurchased	(284,536)	(2,499,521)	(1,343,094)	(11,136,723)

Net increase (decrease)	1,046,975	$9,225,658	(107,652)	$(805,093)

	Six months ended 5/31/12		Year ended 11/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	3,193	$28,227	11,769	$97,651

Shares issued in connection with
reinvestment of distributions	1,782	15,709	3,989	33,282

	4,975	43,936	15,758	130,933

Shares repurchased	(1,280)	(11,276)	(48,212)	(397,597)

Net increase (decrease)	3,695	$32,660	(32,454)	$(266,664)

	Six months ended 5/31/12		Year ended 11/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	597,374	$5,245,425	738,450	$6,107,015

Shares issued in connection with
reinvestment of distributions	15,471	136,436	20,320	170,141

	612,845	5,381,861	758,770	6,277,156

Shares repurchased	(173,907)	(1,533,564)	(434,432)	(3,593,547)

Net increase	438,938	$3,848,297	324,338	$2,683,609

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,103 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $12 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may be affected by economic and political developments in the state of New York.

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk, and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive Officer,
	and Compliance Liaison	Michael Higgins
Custodian		Vice President and Treasurer
State Street Bank	Steven D. Krichmar
and Trust Company	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Assistant Clerk,
Legal Counsel		Assistant Treasurer, and
Ropes & Gray LLP	Janet C. Smith	Proxy Manager
Vice President, Assistant
Trustees	Treasurer, and Principal	Susan G. Malloy
Jameson A. Baxter, Chair	Accounting Officer	Vice President and
Ravi Akhoury		Assistant Treasurer
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
John A. Hill

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA051
275024 7/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 27, 2012